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                                                                   EXHIBIT 10.50

                               AMENDMENT NO. 2 TO
                          AGREEMENT AND PLAN OF MERGER
                          ----------------------------

     This AMENDMENT NO. 2 TO AGREEMENT AND PLAN OF MERGER (this "Amendment") dated as of October 24, 2000, is by and among Hanover Compressor Company, a Delaware corporation ("Parent"), Applied Process Solutions, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (the "Company"), and Hamilton Robinson LLC, as stockholder agent (the "Stockholder Agent"). Parent, the Company and the Stockholder Agent are sometimes referred to collectively as the "Parties". Terms used and not defined herein shall have the meanings assigned to them in the Agreement and Plan of Merger dated as of May 3, 2000 by and among the Parties and APSI Acquisition Corporation, a Delaware corporation (as previously amended as of May 31, 2000, the "Merger Agreement").

                                   RECITALS:
                                   --------

     WHEREAS, the Parties and APSI Acquisition Corporation entered into the Merger Agreement as of May 3, 2000 and amended the Merger Agreement as of May 31, 2000;

     WHEREAS, on June 5, 2000 pursuant to the Merger Agreement, APSI Acquisition Corporation was merged with and into the Company, and each outstanding share of Company Stock was converted into the right to receive shares of Parent Stock upon the terms and conditions set forth in the Merger Agreement with the result that the Company became a wholly-owned subsidiary of Parent; and

     WHEREAS, the Parties desire to further amend the Merger Agreement as set forth in this Amendment.

                                   AGREEMENT:
                                   ---------

     NOW, THEREFORE, in consideration of the foregoing and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

     1. Section 2.7(f) of the Merger Agreement is amended to read in its entirety as follows:

          (f) Fractional Shares. No certificates or scrip representing fractional shares of Parent Stock shall be issued in connection with the Merger, and the number of shares of Parent Stock issuable to each Stockholder who would otherwise be entitled to receive a fraction of a Merger Share shall be rounded up or down, as the case may be, to the nearest whole share of Parent Stock.

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                           Signature page(s) follow]
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          IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the date first above written.

                                        HANOVER COMPRESSOR COMPANY


                                        By:   ________________________________
                                        Name:  _______________________________
                                        Title:  ______________________________


                                        APPLIED PROCESS SOLUTIONS, INC.

                                        By:   ________________________________
                                        Name:  _______________________________
                                        Title:  ______________________________

IN ITS CAPACITY AS THE
STOCKHOLDER AGENT

HAMILTON ROBINSON LLC

By:  _______________________________
Name: ______________________________
Title: ______________________________